                                                                   EXHIBIT 10.26

                         Amendment to Option I Agreement


         This Amendment, made to Option I Agreement between Integrated Silicon Solution (Taiwan), Inc. and Taiwan Semiconductor Manufacturing Co, Ltd., dated April 21, 1995 (the "Option Agreement"), is effective as of September 23, 1996 (the "Effective Date") by and between Integrated Silicon Solution (Taiwan), Inc., a company organized under the laws of the R.O.C, with its registered address at IF, No. 10, Prosperity Rd. 11, Science-Based Industrial Park, Hsinchu, Taiwan, R.O.C ("Customer"), and Taiwan Semiconductor Manufacturing Co., Ltd., a company organized under the laws of the R.O.C., with its registered address at No. 121, Park Ave. 3, Science-Based Industrial Park, Hsinchu, Taiwan, R.O.C ("TSMC").

         In consideration of mutual covenants and condition, both parties agree to amend the Option Agreement as follows:


I. Defined terms to be used herein but not defined herein shall have the meaning set forth in the Option Agreement.

II.      Amend Sections 1 (d), 5, 6, 12 and 16 as follows:

         l(d).    "Option Fee"**

         5.       The Option Fee is set forth in Exhibit D.**

                  To guarantee Customer's commitment to purchase the Option Capacity, Customer shall cause to be delivered by Integrated Silicon Solution Inc. ("ISSI"), with its principal office at 680 Almanor Ave., Sunnyvale, CA 94086-9513, an irrevocable standby L/C to TSMC covering the yearly Option Fee for the years from and after 1997. The standby L/C shall be issued before every November 1, covering 18 months starting from every November 1, by an internationally reputable bank mutually agreed upon by the parties in the amount of the Option Fee for the subsequent calendar year, and promptly submitted to TSMC for approval. Customer shall cause ISSI to make the standby L/C in the form and substance as attached hereto as Exhibit F.** In the event Customer fails to pay the foregoing Option Fee within 30 days of receiving TSMC's notice of payment, TSMC has the right to draw on the applicable standby L/C the foregoing Option Fee.

         6. Upon TSMC's acceptance of the standby L/C from Customer for 1997 Option Fee, TSMC will return to Customer all the promissory notes already made to TSMC pursuant to this Agreement.


**Confidential treatment requested for certain portions of this exhibit.

         12. This Agreement, including Exhibits A-F and the Amendment, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understanding, agreements, dealings and negotiations, oral or written, regarding the subject matter hereof. In the event, any provision of this Agreement conflicts with the Amendment, the Amendment shall govern with respect to the subject matter therein. No modification, alteration or amendment of this Agreement shall be effective unless made in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach, or a waiver of future enforcement of that or any other provision.

         16. Both parties shall keep in strict confidence the existence and contents of this Agreement and the Amendment, and take best precaution possible to prevent any Unauthorized disclosure or use thereof. Both parties agree, that no disclosure of this Agreement, the Amendment or any matters relating hereto may be made without the disclosing party first providing the proposed disclosure to the other party two weeks in advance for consent and reasonable changes. In the event disclosure is required by laws or governmental regulations, the disclosing party shall provide the other party two weeks prior written notice and give the other party the opportunity to protest, participate in preparing disclosure or make reasonable changes thereto.

III.     Add New Section 18:

         18. Within forty (40) days upon expiration or termination of the Customer/TSMC Wafer Production Agreement dated November 8, 1993, both parties agree to use their best efforts to negotiate and enter into a new wafer production agreement or to renew the above Agreement. Both parties agree to apply such agreement to all purchase of wafers by Customer from TSMC under this Agreement, except that the provisions of this Agreement will supersede the above Agreement or any similar agreement to the subject matter hereof.

IV. Delete Section 8(b) and Renumber Original Sections 8(c) and 8(d) as Sections 8(b) and 8(c).

V. Add to the End of New Section 8(c): "In no event shall either party liable for indirect, consequential, or special damage arising from this Agreement or its performance."

VI.      Replace Original Exhibit D with New Exhibit D.


Integrated Silicon Solution (Taiwan), Inc.        Taiwan Semiconductor
                                                  Manufacturing Co., Ltd.



/s/ K.Y. Han                                      /s/ Donald Brooks
------------                                      -----------------
K.Y. Han                                          Donald Brooks
President                                         President

                                    EXHIBIT D
                                   OPTION FEE

--------------------------------------------------------------------------------------------------------------
  Year             Option Capacity                    Option Fee                       Standby L/C
               (Unit: Wafer Equivalent)          (US$) for Standby L/C                  Due Date
--------------------------------------------------------------------------------------------------------------
1996                      **                              **                Paid
--------------------------------------------------------------------------------------------------------------
1997                      **                              **                Amendment Effective Date
--------------------------------------------------------------------------------------------------------------
1998                      **                              **                November 1, 1997
--------------------------------------------------------------------------------------------------------------
1999                      **                              **                November 1, 1998
--------------------------------------------------------------------------------------------------------------


** Confidential treatment requested for certain portions of this exhibit

                        Amendment to Option II Agreement


         This Amendment, made to Option II Agreement between Integrated Silicon Solution (Taiwan), Inc. and Taiwan Semiconductor Manufacturing Co. Ltd., dated April 21, 1995 (the "Option Agreement"), is effective as of September 23, 1996 (the "Effective Date") by and between Integrated Silicon Solution (Taiwan), Inc., a company organized under the laws of the R.O.C., with its registered address at IF, No. 10, Prosperity Rd. II, Science-Based Industrial Park, Hsinchu, Taiwan, R.O.C. ("Customer"), and Taiwan Semiconductor Manufacturing Co., Ltd., a company organized under the laws of the R.O.C. with its registered address at No. 121, Park Ave. 3, Science-Based Industrial Parkway, Hsinchu, Taiwan, R.O.C ("TSMC").

         In consideration of mutual covenants and conditions, both parties agree to amend the Option Agreement as follows:

I. Defined terms used herein but not defined herein shall have the meaning set forth in the Option Agreement.

II.      Amend Sections 1(d), 5 , 6, 12 and 16 as follows:

         1(d).    "Option Fee" **

         5.       The Option Fee is set forth in Exhibit D.**

                  To guarantee Customer's commitment to purchase the Option Capacity, Customer shall cause to be delivered by Integrated Silicon Solution, Inc. ("ISSI"), with its principal office at 680 Almanor Ave., Sunnyvale, CA 94086-9513, an irrevocable standby L/C to TSMC covering the yearly Option Fee for the years from and after 1997. The standby L/C shall be issued before every November 1, covering 18 months starting from every November 1, by an internationally reputable bank mutually agreed upon by the parties in the amount of the Option Fee for the subsequent calendar year, and promptly submitted to TSMC for approval. Customer shall cause ISSI to make the standby L/C in the form and substance as attached hereto as Exhibit F.** In the event Customer fails to pay the foregoing Option Fee within 30 days of receiving TSMC's notice of payment, TSMC has the right to draw on the applicable standby L/C the foregoing Option Fee-

         6. Upon TSMC's acceptance of the standby L/C. from Customer for 1997 Option Fee, TSMC will return to Customer all the promissory notes already made to TSMC pursuant to this Agreement.


** Confidential treatment requested for certain portions of this exhibit.

         12. This Agreement, including Exhibits A-F, and the Amendment, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understanding, agreements, dealings and negotiations, oral or written, regarding the subject matter hereof. In the event, any provision of this Agreement conflicts with the Amendment, the Amendment shall govern with respect to the subject matter therein. No modification, alteration or amendment of this Agreement shall be effective unless made in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach or a waiver of future enforcement of that or any other provision.

         16. Both parties shall keep in strict confidence the existence and contents of this Agreement and the Amendment, and take best precaution possible to prevent any unauthorized disclosure or use thereof. Both parties agree that no disclosure of this Agreement, the Amendment or any matters relating hereto may be made without the disclosing party first providing the opposed disclosure to the other party two weeks in advance for consent and reasonable changes. In the event disclosure is required by laws or governmental regulations, the disclosing party shall provide the other party two weeks prior written notice and give the other party the opportunity to protest, participate in preparing disclosure or make reasonable changes thereto.

111.     Add New Section 18:

         18. Within forty (40) days upon expiration or termination of the Customer/TSMC Wafer Production Agreement dated November 8, 1993, both parties agree to use their best efforts to negotiate and enter into a new wafer production agreement or to renew the above Agreement. Both parties agree to apply such agreement to all purchase of wafers by Customer from TSMC under this Agreement, except that the provisions of this Agreement will supersede the above Agreement or any similar agreement with respect to the subject matter hereof

IV. Delete Section 8(b) and Remember Original Sections 8(c) and 8(d) as Sections 8(b) and 8(c).

V. Add to the End of New Section 8(c): "In no event shall either party be liable for indirect, consequential, or special damage arising from this Agreement or its performance."

VI.      Replace Original Exhibit D with New Exhibit D.

Integrated Silicon Solution (Taiwan), Inc.        Taiwan Semiconductor
                                                  Manufacturing Co., Ltd.,



/s/K.Y. Han                                       /s/Donald Brooks
-----------                                       ----------------
K.Y. Han                                          Donald Brooks

President                                         President




Date: September 23, 1996